NSAR
Screen 38, 77(G.)
Series 7
Defaulted senior securities for the period ended December 31, 2001

1.   Global Crossing, 9.1250%, due 11/15/2006
     o    Reason for Default: Bankruptcy
     o    Date of Default: 11/15/2001
     o    Principal Amount: 140,000
     o    Amount of Default: $1,262.29
     o    Amount   of   Default    per   1,000   face    amount    [(Amount   of
          default)/(principal amount)*(1,000)]: $9.02


2.   American Tissue, Inc.-Series B, 12.500%, due 07/15/2006
     o    Reason for Default: Missed bond payment due to debt restructuring
     o    Date of Default: 08/31/2001
     o    Principal Amount: 100,000
     o    Amount of Default: $4201.39
     o    Amount   of   Default    per   1,000   face    amount    [(Amount   of
          default)/(principal amount) * (1,000)]: $42.01


3.   Exodus Communications, 11.625%, due 07/15/2010
     o    Reason for Default: Bankruptcy
     o    Date of Default: 07/15/2001
     o    Principal Amount: 75,000
     o    Amount of Default: $3,.598.91
     o    Amount   of   Default    per   1,000   face    amount    [(Amount   of
          default)/(principal amount) * (1,000)]: $47.99

4.   Huntsman ICI Chemicals, 9.500%, due 07/01/2007
     o    Reason for Default: Bankruptcy
     o    Date of Default: 07/01/2001
     o    Principal Amount: 155,000
     o    Amount of Default: $4631.25
     o    Amount   of   Default    per   1,000   face    amount    [(Amount   of
          default)/(principal amount) * (1,000)]: $29.88

5.   Huntsman Corp., 9.500%, due 07/01/2007
     o    Reason for Default: Bankruptcy
     o    Date of Default: 07/01/2001
     o    Principal Amount: 30,000
     o    Amount of Default: $1100.42
     o    Amount   of   Default    per   1,000   face    amount    [(Amount   of
          default)/(principal amount) * (1,000)]: $36.68


NSAR
Screen 38, 77(G.)
Series 7
Defaulted senior securities for the period ended December 31, 2001


6.   ICG Holdings, Inc., 0.000%, due 05/01/2006
     o    Reason for Default: Bankruptcy
     o    Date of Default: 05/01/2001
     o    Principal Amount: 250,000
     o    Amount of Default: $20,920.14
     o    Amount   of   Default    per   1,000   face    amount    [(Amount   of
          default)/(principal amount) * (1,000)]: $83.68

7.       Osprey Trust, 8.310%, due 01/15/2003
     o    Reason for Default: Bankruptcy
     o    Date of Default: 07/15/2001
     o    Principal Amount: 65,000
     o    Amount of Default: $442.06
     o    Amount   of   Default    per   1,000   face    amount    [(Amount   of
          default)/(principal amount) * (1,000)]: $6.80

8.   Trump AC Assoc/Funding, 11.250%, due 05/01/2006
     o    Reason for Default: Bankruptcy
     o    Date of Default: 11/01/2001
     o    Principal Amount: 60,000
     o    Amount of Default: $1,143.76
     o    Amount   of   Default    per   1,000   face    amount    [(Amount   of
          default)/(principal amount) * (1,000)]: $19.06